                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                FEBRUARY 1, 1996
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                                 SYNOPSYS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

               DELAWARE                               0-45138                              56-1546236
    (STATE OR OTHER JURISDICTION OF           (COMMISSION FILE NUMBER)        (I.R.S. EMPLOYER IDENTIFICATION NO.)
    INCORPORATION OR ORGANIZATION)

                            700 EAST MIDDLEFIELD ROAD
                      MOUNTAIN VIEW, CALIFORNIA 94043-4033
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (415) 962-5000

                                 NOT APPLICABLE
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

         The undersigned Registrant hereby amends the following item of its Current Report on Form 8-K, originally filed with the Securities and Exchange Commission on February 15, 1996 (the "Form 8-K") as set forth in the pages attached hereto.

Item 7.           Financial Statements and Exhibits.

         (a)      Financial Statements of Businesses Acquired.

                  Not applicable

         (b)      Pro Forma Financial Information.

                  Not applicable

         (c)      Exhibits.

                  10.24 Joint Development and License Agreement Concerning EDA Software and Related Intellectual Property, dated as of January 1, 1996 (executed on February 1, 1996), between the Company and International Business Machines Corporation.*

-------------------
         * Confidential treatment requested pursuant to a request for confidential treatment filed with the Commission on February 15, 1996. The portions of the exhibit for which confidential treatment has been requested have been omitted from the exhibit. The omitted information has been filed separately with the Commission as part of the confidential treatment request.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October     , 1996

                                       SYNOPSYS, INC.

                                       By: /s/ Paul Lippe
                                          -------------------------------------
                                          Paul Lippe
                                          Vice President, Business Development &
                                          Legal & Secretary

                               INDEX TO EXHIBITS

                                        EXHIBIT                                              PAGE
10.24            Joint Development and License Agreement Concerning EDA Software
                 and Related Intellectual Property, dated as of January 1, 1996
                 (executed on February 1, 1996), between the Company and
                 International Business Machines Corporation.*

----------------------
         *        Confidential treatment requested pursuant to a request for confidential treatment filed with the Commission on February
                  15, 1996. The portions of the exhibit for which confidential treatment has been requested have been omitted from the
                  exhibit. The omitted information has been filed separately with the commission as part of the confidential treatment
                  request.